EXHIBIT 99



                      SECURITIES AND  EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                ________________

                                    EXHIBITS

                                       To

                                    Form S-1

                             Registration Statement
                                     Under
                           The Securities Act of 1933


                              ___________________


                           Farmland Industries, Inc.

                Financial Information for the Fiscal Year Ending
                                August 31, 1997




                                 EXHIBIT INDEX

The following exhibits are filed as a part of this Form S-1 Registration Statement. Certain of these exhibits are incorporated by reference as indicated. Items marked with an asterisk (*) are filed herein. Items marked with two asterisks (**) will be filed by amendment.


Exhibit No.                            Description of Exhibits          Page No



        UNDERWRITING AGREEMENT:

1.A Underwriting Agreement between Farmland Industries, Inc. and Farmland Securities Company, dated December 6, 1989. (Incorporated by Reference - Form S-1 No. 33-56821 filed December 12, 1994)

        1.A(1) Amendment, dated December 5, 1994, to the agreement, dated
               December 6, 1989 between Farmland Industries, Inc. and Farmland Securities Company. (Incorporated by Reference - Form S-1 No. 33-56821, filed December 12, 1994)

1.B Sales Agency Agreement between Farmland Industries, Inc. and American Heartland Investment, Inc., dated December 29, 1993. (Incorporated by Reference - Form S-1 No. 33-56821, filed December 12, 1994)

        ARTICLES OF INCORPORATION AND BYLAWS:

3.A Articles of Incorporation and Bylaws of Farmland Industries, Inc. effective December 5, 1996. (Incorporated by Reference - Form 10-Q, filed January 14, 1997)

      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES:

** 4.(i)A    Trust Indenture dated November __, 1997, with UMB Bank, National
             Association, providing for issuance of unsubordinated debt securities, including specimen of Demand Loan Certificates.

**4.(i)B Trust Indenture dated November __, 1997, with Commerce Bank, National Association, providing for issuance of subordinated debt securities, including specimen of Ten-Year Bond, Series A, Ten-Year Bond, Series B, Five-Year Bond, Series C, Five-Year Bond, Series D, Ten-Year Monthly Income Bond, Series E, Ten-Year Monthly Income Bond, Series F, Five-Year Monthly Income Bond, Series G and Five-Year Monthly Income Bond, Series H.

   4.(ii)A Syndicated Credit Facility between Farmland Industries, Inc. and various banks dated May 15, 1996, (Incorporated by Reference - Form 10-Q filed July 15, 1996)

        4.(ii)A(1)     First Amendment dated May 14, 1997 (including
                       Exhibits A, B, C, D and Schedule 101A) to
                       Syndicated Credit Facility dated May 15, 1996 between Farmland Industries, Inc. and various banks. (Incorporated by Reference - Form 10-K filed November 7, 1997)

     Certain instruments relating to long-term debt not being registered have been omitted in accordance with Item 601(b)(4)(iii) of Regulation S-K. Registrant will furnish a copy of any such instrument to the Commission upon its request.

**5 Opinion of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. re Legality

      MATERIAL CONTRACTS:

      LEASE CONTRACTS:

 10.(i)A Leveraged lease dated September 6, 1991, among the First National Bank of Chicago, not individually but solely as Trustee for AT&T Commercial Finance Corporation, The Boatmen's National Bank of St. Louis, Firstier Bank, N.A. and Norwest Bank Minnesota, National Association and Farmland Industries, Inc. in the amount of $73,153,000. (Incorporated by Reference - Form SE, filed December 3,
          1991)

 10.(i)B Leveraged lease dated March 17, 1977, among the First National Bank of Commerce as Trustee for General Electric Credit Corporation as Beneficiary and Farmland Industries, Inc. in the amount of $51,909,257.90. (Incorporated by Reference - Form S-1, No. 2-60372, effective December 22, 1977)

      MANAGEMENT REMUNERATIVE PLANS:

 10.(iii)AEmployee Variable Compensation Plan (September 1, 1997 - August 31,
          1998).  (Incorporated by Reference - Form 10-K filed November 7,
          1997)

 10.(iii)BFarmland Industries, Inc. Management Long-Term Incentive Plan
          (Effective September 1, 1993) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

      10.(iii)B(1) Exhibit E (Fiscal years 1997 through 1999)  (Incorporated by
                   Reference - Form 10-K filed November 7, 1997)

      10.(iii)B(2) Exhibit F (Fiscal years 1998 through 2000) (Incorporated by
                   Reference - Form 10-K filed November 7, 1997)

 10.(iii)CFarmland Industries, Inc. Supplemental Executive Retirement Plan
          (Effective January 1, 1994) (Incorporated by Reference - Form 10-K, filed November 28, 1995)

      10.(iii)C(1) Resolution Approving the Revision of Appendix A and Appendix
                   A (Incorporated by Reference - Form 10-K, filed November 27,
                   1996)

 10.(iii)DFarmland Industries, Inc. Executive Deferred Compensation Plan (As
          Amended and Restated Effective November 1, 1996) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

*12   Computation of Ratios

 21 Subsidiaries of the Registrant . (Incorporated by Reference - Form 10-K filed November 7, 1997)

      CONSENTS OF EXPERTS AND COUNSEL:

*23.A Independent Auditors' Consent

*23.B Consent of Special Tax Counsel


*23.C Consent of Qualified Independent Underwriter

*23.D Consent of Robert B. Terry, Vice President and General Counsel of
      Farmland Industries, Inc. (included in Exhibit 5)

*24   Power of Attorney

*25.A Statement of Eligibility of Trustee and Qualification of UMB Bank,
      National Association Trustee, Form T-1.

*25.B Statement of Eligibility of Trustee and Qualification of Commerce Bank,
      National Association as Trustee, Form T-1.


*   Filed herewith

** To be filed by amendment